Dear Shareholders:

The Trust draws upon three distinct fixed-income markets in equal portions:
U.S. government bonds; U.S. corporate bonds (below investment grade); and international (sovereign) bonds. Despite such a broad mandate, one theme has become clear over the last 12 months. Inflation rates around the world are falling and converging toward a common rate of annual increase. The implications of this transition in global economic reality are enormous and have triggered several important investment trends. First, with lower inflation across broad market spectrums, interest rates have fallen, setting off a renewed search for disappearing yield. Short-term securities no longer provide the current income that many people relied on for so long to meet income needs. The appetite for yield propels investors to seek longer maturities or riskier markets. Second, lower inflation and lower interest rates have meant higher profits for corporations and credit quality remains high or improving in these markets. Third, these inflationary and interest-rate trends have dragged the interest rates of many foreign countries to levels below those of the United States, and this makes the United States a high-yielding market compared, for example, to Germany, Canada, or Japan. As such, foreign central banks and foreign individuals have been active buyers of U.S. fixed-income securities. This, in turn, has helped maintain the strength of the dollar and pushed bond prices higher.

All of this has been good news for the Trust, which posted a total return of 15.09% based on market price and 9.84% based on net asset value (NAV) for the 12 months ended November 30, 1996.

We believe the difference in the Trust's strong market price total returns relative to its NAV resulted primarily from the Trust's innovative share repurchase program. This program, which was implemented in April 1996, authorizes the Trust to repurchase annually up to 10% of its outstanding shares. With its regular monthly distribution the Trust pays to its shareholders the difference between its NAV and its market price, which it then recaptures when it repurchases its shares. The extra distribution paid to shareholders has added approximately 60 basis points (0.60%) to the Trust's distribution rate at both NAV and market price. We believe this higher distribution rate has attracted new investors to the Trust, which has helped move its market price from $9.125 on November 30, 1995 to $9.625 on November 30, 1996.

U.S. Government Sector

We have become more conservative in this sector, shortening durations (measures of interest-rate sensitivity), as we suspect that labor markets will soon run out of surplus workers and drive up the cost of hiring incremental employees. This could lead to a mild outbreak of inflation after several years of relatively good news and general price stability.

High-Yield Corporate Bonds

The broad, moderate, widespread economic growth of the United States continues to bring financial benefits to this sector. Valuations appear within historic ranges and new issues are met with active demand as the mutual fund industry continues to gather high-yield assets.

International Sector

Our focus on the non-core nations of Europe has proven beneficial as convergence toward European Monetary Union has resulted in bond and currency gains. We are now taking tactical steps away from this focus and directing investments to "dollar-bloc countries" with favorable fundamentals such as Canada, Australia, and New Zealand. Our views on global currencies are largely neutral to the U.S. dollar.

Our outlook is for present inflationary and interest- rate trends to continue in the foreign markets and in the U.S. high-yield market. However, concerns over full employment, wage pressures and late-cycle cost-push pressures may pose a modest threat to U.S. government bonds, causing us to be neutral or cautious in the near term in this sector.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin
-----------------------
A. Keith Brodkin
Chairman and President

/s/ James T. Swanson
-----------------------
James T. Swanson
Portfolio Manager

December 26, 1996

                             -----------------------

In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust hereby gives notice that it may from time to time repurchase shares of the Trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

Performance Summary
(For the year ended November 30, 1996)

Net Asset Value Per Share
November 30, 1995                 $10.50
November 29, 1996                 $10.57
New York Stock Exchange Price
November 30, 1995                 $ 9.125
November 12, 1996 (high)*         $ 9.875
April 8, 1996 (low)*              $ 8.875
November 29, 1996                 $ 9.625

*For the period December 1, 1995 through November 30, 1996.

Tax Form Summary

In January 1997, shareholders will be mailed a tax form summary reporting the federal tax status of all distributions paid during the calendar year 1996.

Number of Shareholders

As of November 30, 1996, our records indicate that there are 9,960 registered shareholders and approximately 51,000 shareholders owning Trust shares in "street" name, such as through brokers, banks and other financial intermediaries.

Results of Shareholder Meeting

At the annual meeting of shareholders of MFS Charter Income Trust, which was held on October 24, 1996, the following actions were taken:

Item 1. The election of Richard B. Bailey, Marshall N. Cohan and J. Dale Sherratt as Trustees of the Trust.

                            Number of Shares
     Nominee             For        Withhold Authority
Richard B. Bailey   64,787,857.495     1,456,032.492
Marshall N. Cohan   64,822,136.446     1,421,753.541
J. Dale Sherratt    64,969,482.570     1,274,407.417

Trustees continuing in office who were not subject to re-election at this meeting are A. Keith Brodkin, Lawrence H. Cohn, The Hon. Sir J. David Gibbons, Abby M. O'Neill, Walter E. Robb, III, Arnold D. Scott, Jeffrey L. Shames, and Ward Smith.

Item 2. Recommending that the Trust's Declaration of Trust be amended to require that each Trustee, within thirty days of election, become a shareholder of the Trust.

                 Shares
For          13,019,977.927
Against      20,820,552.372
Abstain       2,078,085.688
Non-vote     30,325,274.000

Item 3. The ratification of the selection of Ernst & Young LLP as the independent public accountants to be employed by the Trust for the fiscal year ending November 30, 1996.

            Number of Shares
For          64,654,744.145
Against         731,530.312
Abstain         857,615.530

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company and has no employees.

New York Stock Exchange Symbol

The New York Stock Exchange symbol is MCR.

Investment Objective and Policy

MFS(R) Charter Income Trust's investment objective is to maximize current income.

The Trust will seek to achieve this objective by investing approximately one-third of its assets in each of the following sectors of the fixed-income securities markets: U.S. government securities and related options; debt obligations of foreign governments and other foreign issuers; and high-yielding corporate fixed-income securities, some of which may involve equity features. During periods of unusual market or economic conditions, the Trust may invest up to 50% of its assets in any one sector and may choose not to invest in a sector in order to achieve its investment objective. The Trust may also enter into options and futures transactions and forward foreign currency exchange contracts and purchase securities on a "when-issued" basis.

Dividend Reinvestment and
Cash Purchase Plan

The Trust offers a Dividend Reinvestment and Cash Purchase Plan which allows you to reinvest either all of the distributions or only the long-term capital gains paid by the Trust. Unless the shares are trading at a premium (exceeding net asset value), purchases are made at the market price. Otherwise, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares of the Trust. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the Trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. A service fee of $0.75 is charged for each cash purchase as well as a pro rata share of the brokerage commissions, if any. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the Plan or to receive a brochure providing a complete description of the Plan, please contact the Plan agent at the address and telephone number located on the back cover of this report. Please have available the name of the Trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

Portfolio of Investments - November 30, 1996

Bonds - 92.3%

                                                                 Principal Amount
Issuer                                                             (000 Omitted)       Value
U.S. Dollar Denominated - 68.1%
Airlines
Eastern Airlines, Inc., 12.75s, 1996**                                $3,000        $    30,000
                                                                                    -----------
Automotive - 1.2%
Exide Corp., 10s, 2005                                                $1,750        $ 1,824,375
Harvard Industries, Inc., 12s, 2004                                    2,100          1,806,000
Lear Corp., 9.5s, 2006                                                 2,000          2,150,000
SPX Corp., 11.75s, 2002                                                2,750          3,066,250
                                                                                    -----------
                                                                                    $ 8,846,625
                                                                                    -----------
Building - 2.5%
American Standard, Inc., 10.5s, 2005                                  $5,500        $ 5,128,750
Building Materials Corp., 11.75s, 2004                                 5,000          4,300,000
Nortek, Inc., 9.875s, 2004                                             2,400          2,388,000
Schuller International Group, Inc., 10.875s, 2004                      1,950          2,169,375
UDC Homes, Inc., 12.5s, 2000                                              13              7,368
USG Corp., 9.25s, 2001                                                 4,275          4,584,937
                                                                                    -----------
                                                                                    $18,578,430
                                                                                    -----------
Chemicals - 1.0%
Arcadian Partners LP, 10.75s, 2005                                    $2,375        $ 2,645,156
NL Industries, Inc., 11.75s, 2003                                        985          1,007,163
UCC Investors Holdings, Inc., 10.5s, 2002                              2,500          2,731,250
UCC Investors Holdings, Inc., 12s, 2005                                1,000            865,000
                                                                                    -----------
                                                                                    $ 7,248,569
                                                                                    -----------
Conglomerates - 0.5%
News America Holdings Inc., 10.125s, 2012                             $3,000        $ 3,553,140
                                                                                    -----------
Consumer Goods and Services - 3.3%
Food Brands America, Inc., 10.75s, 2006                               $2,800        $ 2,954,000
International Semi-Tech Microelectronics, Inc., 11.5s, 2003            3,500          2,170,000
Ithaca Industries, Inc., 11.125s, 2002*                                1,600          1,024,000
Reeves Industries, Inc., 11s, 2002                                     1,200          1,155,000

U.S. Dollar Denominated - continued
Consumer Goods and Services - continued
Remington Arms, Inc., 9.5s, 2003##                                    $  600        $   501,000
Revlon Consumer Products Corp., 10.5s, 2003                            5,000          5,225,000
Samsonite Corp., 11.125s, 2005                                         1,500          1,635,000
Sealy Corp., 9.5s, 2003                                                3,550          3,594,375
Westpoint Stevens, Inc., 9.375s, 2005                                  5,550          5,702,625
                                                                                    -----------
                                                                                    $23,961,000
                                                                                    -----------
Containers - 2.1%
Calmar, Inc., 11.5s, 2005                                             $1,500        $ 1,530,000
Gaylord Container Corp., 12.75s, 2005                                  2,350          2,573,250
Ivex Packaging Corp., 12.5s, 2002                                      1,800          1,926,000
Owens-Illinois, Inc., 11s, 2003                                        3,000          3,318,750
Owens-Illinois, Inc., 9.75s, 2004                                        750            780,000
Owens-Illinois, Inc., 9.95s, 2004                                      1,250          1,312,500
Plastic Containers, Inc., 10.75s, 2001                                   500            526,250
Silgan Corp., 11.75s, 2002                                             2,150          2,300,500
Stone Container Corp., 10.75s, 2002                                    1,500          1,554,375
                                                                                    -----------
                                                                                    $15,821,625
                                                                                    -----------
Defense Electronics - 0.5%
Alliant Techsystem, Inc., 11.75s, 2003                                $  600        $   658,500
B E Aerospace, Inc., 9.875s, 2006                                      2,000          2,080,000
K & F Industries, Inc., 11.875s, 2003                                  1,100          1,182,500
                                                                                    -----------
                                                                                    $ 3,921,000
                                                                                    -----------
Entertainment - 1.1%
Act III Theaters, Inc., 11.875s, 2003                                 $1,000        $ 1,100,000
Albritton Communications Corp., 11.5s, 2004                              500            523,750
American Skiing Co., 12s, 2006##                                         500            515,000
Cinemark USA, Inc., 9.625s, 2008                                       1,000          1,000,000
Gillett Holdings, Inc., 12.25s, 2002                                       1                475
SCI Television, Inc., 11s, 2005                                        2,600          2,798,250
United Artist Theater Circuit, Inc., 11.5s, 2002                       1,700          1,797,750
                                                                                    -----------
                                                                                    $ 7,735,225
                                                                                    -----------

4

                                                                 Principal Amount
Issuer                                                             (000 Omitted)       Value
U.S. Dollar Denominated - continued
Financial Institutions - 0.5%
American Life Holdings Co., 11.25s, 2004                              $1,250        $ 1,437,500
Americo Life, Inc., 9.25s, 2005                                          300            300,000
Merrill Lynch Mortgage Investors, 8.083s, 2023                         1,500          1,257,422
Phoenix RE Corp., 9.75s, 2003                                            750            789,375
                                                                                    -----------
                                                                                    $ 3,784,297
                                                                                    -----------
Food and Beverage Products - 0.7%
Coca Cola Bottling Group, Inc., 9s, 2003                              $  750        $   765,000
Specialty Foods Corp., 10.25s, 2001                                    2,000          1,910,000
Texas Bottling Group, Inc., 9s, 2003                                   2,500          2,531,250
                                                                                    -----------
                                                                                    $ 5,206,250
                                                                                    -----------
Machinery - 0.4%
AGCO Corp., 8.5s, 2006                                                $2,750        $ 2,818,750
                                                                                    -----------

Medical and Health Technology and Services - 1.6%
Beverly Enterprises, 9s, 2006                                         $  750        $   746,250
Genesis Health, 9.75s, 2005                                            2,000          2,095,000
OrNda Healthcorp, 12.25s, 2002                                         2,950          3,160,187
Quorum Health Group, Inc., 8.75s, 2005                                 1,900          1,952,250
Tenet Healthcare Corp., 10.125s, 2005                                  3,550          3,922,750
                                                                                    -----------
                                                                                    $11,876,437
                                                                                    -----------
Metals and Minerals - 0.3%
Haynes International, Inc., 11.625s, 2004                             $2,425        $ 2,534,125
                                                                                    -----------
Oils - 0.6%
Gulf Canada, 9.25s, 2004                                              $4,400        $ 4,680,500
                                                                                    -----------
Oil Services - 1.3%
AmeriGas Partners LP, 10.125s, 2007                                   $  600        $   631,500
Clark USA, Inc., 10.875s, 2005                                         1,000          1,035,000
Falcon Drilling, Inc., 8.875s, 2003                                    2,750          2,777,500
Ferrell Gas LP, 10s, 2001                                              2,600          2,717,000
Giant Industries, Inc., 9.75s, 2003                                      500            517,500
Noble Drilling Corp., 9.125s, 2006                                     1,250          1,337,500
Tuboscope Vetco International, Inc., 10.75s, 2003                        550            603,625
                                                                                    -----------
                                                                                    $ 9,619,625
                                                                                    -----------
U.S. Dollar Denominated - continued

Printing and Publishing - 0.1%
Day International Group, Inc., 11.125s, 2005                          $  600        $   636,000
                                                                                    -----------
Restaurants and Lodging
Red Roof Inns, Inc., 9.625s, 2003                                     $  250        $   251,250
                                                                                    -----------
Special Products and Services - 3.5%
AAF-Mcquay, Inc., 8.875s, 2003                                        $1,500        $ 1,511,250
Blount, Inc., 9s, 2003                                                 1,250          1,268,750
Buckeye Cellulose Corp., 8.5s, 2005                                    1,010            997,375
Fairfield Manufacturing Corp., 11.375s, 2001                             500            520,000
Howmet Corp., 10s, 2003                                                2,200          2,387,000
Idex Corp., 9.75s, 2002                                                1,350          1,414,125
IMO Industries, Inc., 11.75s, 2006                                     2,000          1,890,000
Interlake Corp., 12s, 2001                                               750            802,500
Interlake Corp., 12.125s, 2002                                         1,925          1,973,125
Interlake Revolver, 5.75s, 1997##                                        116            115,023
Loewen Group International, Inc., 7.5s, 2001                           1,500          1,522,500
Mark IV Industries, Inc., 8.75s, 2003                                  3,500          3,570,000
Newflow Corp., 13.25s, 2002                                              700            772,625
Polymer Group, Inc., 12.25s, 2002                                      1,333          1,466,300
Spreckels Industries, Inc., 11.5s, 2000                                  450            483,750
Synthetic Industries, Inc., 12.75s, 2002                               1,900          2,094,750
Thermadyne Holdings Corp., 10.25s, 2002                                  750            772,500
Thermadyne Holdings Corp., 10.75s, 2003                                1,250          1,296,875
Wolverine Tube, Inc., 10.125s, 2002                                    1,000          1,060,000
                                                                                    -----------
                                                                                    $25,918,448
                                                                                    -----------
Steel - 1.1%
AK Steel Holdings Corp., 10.75s, 2004                                 $1,500        $ 1,608,750
Algoma Steel, Inc., 12.375s, 2005                                        700            729,750
Armco, Inc., 11.375s, 1999                                               600            619,500
Jorgensen (Earle M.) Co., 10.75s, 2000                                 1,500          1,515,000

                                                                               5

Portfolio of Investments - continued

Bonds - continued
                                                                 Principal Amount
Issuer                                                             (000 Omitted)       Value
U.S. Dollar Denominated - continued
Steel - continued
Kaiser Aluminum & Chemical Corp., 9.875s, 2002                        $ 2,550       $ 2,575,500
WCI Steel, Inc., 10s, 2004##                                            1,000         1,007,500
                                                                                    -----------
                                                                                    $ 8,056,000
                                                                                    -----------
Stores - 1.2%
Finlay Fine Jewelry, 10.625s, 2003                                    $ 2,750       $ 2,791,250
Parisian, Inc., 9.875s, 2003                                              450           452,250
Pathmark Stores, Inc., 11.625s, 2002                                      750           774,375
Pathmark Stores, Inc., 9.625s, 2003                                     4,750         4,678,750
                                                                                    -----------
                                                                                    $ 8,696,625
                                                                                    -----------
Supermarkets - 1.4%
Dominick's Finer Foods Co., 10.875s, 2005                             $ 2,500       $ 2,781,250
Grand Union Co., 12s, 2004                                              1,300         1,350,375
Kroger Co., 8.5s, 2003                                                    500           513,750
Ralphs Grocery Co., 10.45s, 2004                                        1,900         1,957,000
Smiths Food & Drug Centers, Inc., 11.25s, 2007                          3,325         3,624,250
                                                                                    -----------
                                                                                    $10,226,625
                                                                                    -----------
Telecommunications - 7.4%
American Radio Systems Corp., 9s, 2006                                $   500       $   487,500
Brooks Fiber Properties, 10.875s, 2006                                    250           158,125
Brooks Fiber Properties, Inc., 11.875s, 2006##                          1,800         1,179,000
Cablevision Systems Corp., 9.25s, 2005                                  1,500         1,466,250
Comcast Corp., 9.375s, 2005                                             5,735         5,935,725
Echostar Communications Corp., 12.875s, 2004                            2,000         1,655,000
Echostar Satellite Broadcast Corp., 13.125s, 2004                       2,370         1,801,200
Falcon Holdings Group, Inc., 11s, 2003                                  2,613         2,325,668
Granite Broadcasting Corp., 10.375s, 2005                                 800           802,000
ICG Holdings Inc., 12.5s, 2006                                          3,000         1,920,000
Intermedia Capital Partners, 11.25s, 2006##                               150           152,250
Jones Intercable, Inc., 10.5s, 2008                                     4,000         4,320,000

U.S. Dollar Denominated - continued
Telecommunications - continued
K-III Communications Corp., 10.625s, 2002                             $ 2,650       $ 2,792,437
Lenfest Communications Inc., 10.5s, 2006                                  875           918,750
Marcus Cable Operating Co., 13.5s, 2004                                 3,100         2,429,625
MFS Communications, Inc., 9.375s, 2004                                     50            43,250
MFS Communications, Inc., 8.875s, 2006                                  4,000         2,900,000
Millicom International Cellular, 13.5s, 2006                            1,000           595,000
Mobile Telecommunication Technologies Corp., 13.5s, 2002                1,000         1,035,000
Mobilemedia Communications, Inc., 10.5s, 2003                           1,500           667,500
Mobilemedia Communications, Inc., 9.375s, 2007                            500           270,000
Paging Network, Inc., 8.875s, 2006                                      4,450         4,205,250
Park Broadcasting, Inc., 11.75s, 2004                                     950         1,109,125
ProNet, Inc., 11.875s, 2005                                             1,000           945,000
Rifkin Acquisition Partners LP, 11.125s, 2006                             700           714,000
Rogers Cablesystems, Inc., 10.125s, 2012                                3,050         3,149,125
Rogers Cantel, 9.375s, 2008                                             1,500         1,575,000
Sprint Spectrum LP, 11s, 2006                                             300           318,750
Sprint Spectrum LP, 12.5s, 2006                                         4,600         2,990,000
Teleport Communications Group, 11.125s, 2007                            2,400         1,626,000
USA Mobil Communication, Inc., 9.5s, 2004                               1,875         1,743,750
Western Wireless Corp., 10.5s, 2007##                                   1,925         1,982,750
                                                                                    -----------
                                                                                    $54,213,030
                                                                                    -----------
Transportation - 0.1%
Moran Transportation Co., 11.75s, 2004                                $   700       $   750,750
                                                                                    -----------
U.S. Government and Agencies - 31.1%
 U.S. Federal Agencies - 2.7%
Federal Home Loan Mortgage Corp., 9s, 2025                            $10,181       $10,794,977
Financing Corp., 0s, 2014                                              13,519         4,161,283

6

                                                                 Principal Amount
Issuer                                                             (000 Omitted)       Value
U.S. Dollar Denominated - continued
 U.S. Federal Agencies - continued
Israel Aid, 5.89s, 2005                                               $ 5,000       $  4,856,375
                                                                                    ------------
                                                                                    $ 19,812,635
                                                                                    ------------
 Federal National Mortgage  Association - 3.8%
FNMA, 7s, 2099                                                        $ 5,000       $  4,960,900
FNMA, 7.34s, 2020                                                         439            441,580
FNMA, 7.5s, 2010                                                       19,523         19,931,697
FNMA Strips, 7s, 2023                                                   7,310          2,270,654
                                                                                    ------------
                                                                                    $ 27,604,831
                                                                                    ------------
 Government National Mortgage  Association - 7.8%
GNMA, 7s, 2022 - 2025                                                 $ 7,516       $  7,471,599
GNMA, 7.5s, 2022 - 2026                                                28,594         29,004,875
GNMA, 8s, 2025 - 2026                                                  16,280         16,778,580
GNMA, 9s, 2008 - 2019                                                   3,742          3,919,957
                                                                                    ------------
                                                                                    $ 57,175,011
                                                                                    ------------
 U.S. Treasury Obligations - 16.8%
U.S. Treasury Notes, 8s, 1999                                         $14,200       $ 15,012,098
U.S. Treasury Notes, 9.125s, 1999                                      10,000         10,784,400
U.S. Treasury Notes, 6.25s, 2001                                       17,000         17,289,510
U.S. Treasury Notes, 7.5s, 2001                                         5,400          5,779,674
U.S. Treasury Notes, 6.875s, 2006                                         500            528,435
U.S. Treasury Bonds, 13.375s, 2001                                     20,000         26,128,200
U.S.Treasury Bonds, 10.375s, 2012                                       7,200          9,509,616
U.S. Treasury Bonds, 12s, 2013                                         20,000         29,362,400
U.S. Treasury Bonds, 8.75s, 2020                                        7,500          9,527,325
                                                                                    ------------
                                                                                    $123,921,658
                                                                                    ------------
  Total U.S. Government and Agencies                                                $228,514,135
                                                                                    ------------
Utilities - Electric - 0.7%
Midland Cogeneration Venture Corp., 10.33s, 2002                      $ 5,116       $  5,435,248
                                                                                    ------------
Foreign - U.S. Dollar Denominated - 3.9%
Banco Nacional de Commerce, 7.25s, 2004                               $ 1,500       $  1,312,500
Bell Cablemedia PLC, 11.875s, 2005                                      1,250            981,250
Central Transport Rental Group PLC, 9.5s, 2003                          1,173          1,099,345
Diamond Cable Communications, 11.75s, 2005                              2,090          1,457,775

U.S. Dollar Denominated - continued
Foreign - U.S. Dollar Denominated - continued
Empresas Ica Sociedad Sa, 11.875s, 2001                               $ 1,000       $  1,057,500
Federal Republic of Brazil, 6.6875s, 2001                                 455            439,075
Federal Republic of Brazil, 8s, 2014                                    3,817          2,795,890
Government of Poland, 6.5s, 2024                                        2,000          1,955,000
GPA PLC, 10.875s, 2019                                                    225            249,750
Republic of Argentina, 5.25s, 2023                                      2,500          1,600,000
Republic of Argentina, 6.375s, 2023                                     1,000            758,750
Republic of Colombia, 8.66s, 2016##                                     1,000          1,050,000
United Mexican States, 11.375s, 2016                                    1,000          1,036,250
United Mexican States, 6.25s, 2019                                      2,500          1,846,875
United Mexican States, 6.45313s, 2019                                   2,000          1,695,000
United Mexican States, 6.453s, 2019                                     1,000            847,500
United Mexican States, 11.5s, 2026                                      5,000          5,225,000
Videotron Holdings PLC, 10.25s, 2002                                      800            852,000
Videotron Holdings PLC, 11s, 2005                                       2,650          2,086,875
                                                                                    ------------
                                                                                    $ 28,346,335
                                                                                    ------------
  Total U.S. Dollar Denominated                                                     $501,260,044
                                                                                    ------------
Foreign Bonds - 24.2%
Austalia - 6.7%
Commonwealth of Australia, 8.75s, 2001                      AUD         7,400       $  6,445,704
Commonwealth of Australia, 10s, 2002                                   16,700         15,547,003
Commonwealth of Australia, 9.5s, 2003                                  29,510         27,159,844
                                                                                    ------------
                                                                                    $ 49,152,551
                                                                                    ------------
Canada - 3.4%
Government of Canada, 7.5s, 2003                            CAD        30,880       $ 25,339,314
                                                                                    ------------
Denmark - 6.5%
Kingdom of Denmark, 6s, 1999                                DKK        38,609       $  6,786,277
Kingdom of Denmark, 9s, 2000                                           70,850         13,667,297

                                                                               7

Portfolio of Investments - continued

Bonds - continued
                                                                 Principal Amount
Issuer                                                             (000 Omitted)       Value
Foreign Bonds - continued
Denmark - continued
Kingdom of Denmark, 8s, 2001                                DKK        126,947      $ 23,841,906
Kingdom of Denmark, 7s, 2007                                            18,753         3,238,877
                                                                                    ------------
                                                                                    $ 47,534,357
                                                                                    ------------
Ireland - 1.7%
Republic of Ireland, 8s, 2000                               IEP          7,000      $ 12,641,771
                                                                                    ------------
Spain - 1.7%
Government of Spain, 8.3s, 1998                             ESP         66,690      $    535,843
Government of Spain, 7.8s, 1999                                        162,900         1,315,026
Government of Spain, 10.1s, 2001                                     1,034,680         9,104,482
Government of Spain, 10.5s, 2003                                       162,900         1,510,114
Government of Spain, 8s, 2004                                           27,510           227,271
                                                                                    ------------
                                                                                    $ 12,692,736
                                                                                    ------------
Sweden - 0.5%
Kingdom of Sweden, 10.25s, 2000                             SEK         20,200      $  3,428,919
                                                                                    ------------
United Kingdom - 3.7%
United Kingdom Treasury, 9s, 2000                           GBP          2,000      $  3,564,762
United Kingdom Treasury, 7s, 2001                                       11,700        19,637,019
United Kingdom Treasury, 9.75s, 2002                                     2,000         3,764,398
                                                                                    ------------
                                                                                    $ 26,966,179
                                                                                    ------------
  Total Foreign Bonds                                                               $177,755,827
                                                                                    ------------
  Total Bonds
    (Identified Cost, $658,015,498)                                                 $679,015,871
                                                                                    ------------
Common Stocks - 0.2%
                                                                       Shares
Atlantic Gulf Communities Corp.                                            244      $      1,128
Central Transport Rental Group PLC                                     575,063           197,678
Gillett Holdings, Inc.+                                                 33,891         1,287,858
Triton Group Ltd.                                                      383,601           335,651
                                                                                    ------------
  Total Common Stocks
    (Identified Cost, $1,649,675)                                                   $  1,822,315
                                                                                    ------------

Preferred Stocks - 1.1%
Issuer                                                                Shares            Value
Cablevision Systems Corp.                                              47,837       $  4,209,656
K-III Communications Corp.#                                            15,201          1,520,100
Time Warner, Inc.#                                                      2,096          2,271,540
                                                                                    ------------
  Total Preferred Stocks
    (Identified Cost, $7,632,950)                                                   $  8,001,296
                                                                                    ------------
Short-Term Obligations - 3.6%
                                                                Principal Amount
                                                                  (000 Omitted)
Argentina Treasury Bill,
  due 01/17/97                                                    $     2,500       $  2,475,990
Eurolira Time Deposit, due
  04/21/97                                                ITL      18,200,000         12,009,000
Eurolira Time Deposit, due
  05/12/97                                                         18,230,000         12,028,797
                                                                                    ------------
  Total Short-Term Obligations
    (Identified Cost, $26,256,283)                                                  $ 26,513,787
                                                                                    ------------
Repurchase Agreement - 1.4%
Goldman Sachs, in a joint
  trading account ($10,197,000
  par), dated 11/29/96, total to
  be received by the Trust,
  $10,201,810, collateralized by
  various U.S. Treasury and
  federal agency obligations
  (with $141,990,000 par and
  valued at $143,939,000), at
  Cost                                                            $10,197,000       $ 10,197,000
                                                                                    ------------
  Total Investments
    (Identified Cost, $703,751,406)                                                 $725,550,269
Other Assets,
  Less Liabilities - 1.4%                                                             10,421,113
                                                                                    ------------
Net Assets - 100.0%                                                                 $735,971,382
                                                                                    ============

 + Restricted security.
 * Non-income producing security.
** Non-income producing security in default.
 # Payment-in-kind bond.
## SEC Rule 144A restriction.

Abbreviations have been used throughout the report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD = Australian Dollars
CAD = Canadian Dollars
CHF = Swiss Francs
DEM = Deutsche Marks
DKK = Danish Kroner
ESP = Spanish Pesetas
GBP = British Pounds
IEP = Irish Punts
ITL = Italian Lire
SEK = Swedish Kronor
THB = Thai Bahts

                      See notes to financial statements

Statement of Assets and Liabilities - November 30, 1996

Assets:
 Investments, at value (identified cost, $703,751,406)                                                           $725,550,269
 Cash                                                                                                               1,534,874
 Foreign currency, at value (identified cost, $3,002,312)                                                           2,955,455
 Net receivable for interest rate swap agreements                                                                     802,321
 Interest receivable                                                                                               12,860,989
 Other assets                                                                                                           8,511
                                                                                                                 ------------
   Total assets                                                                                                  $743,712,419
                                                                                                                 ------------
Liabilities:
 Distributions payable to dividend disbursing agent                                                              $    457,971
 Payable for Treasury shares reacquired                                                                                20,865
 Payable for investments purchased                                                                                  4,948,437
 Net payable for forward foreign currency exchange contracts sold                                                     748,432
 Net payable for forward foreign currency exchange contracts purchased                                                275,558
 Net payable for forward foreign currency exchange contracts                                                          703,571
 Payable for futures variation margin                                                                                  24,062
 Payable to affiliates -
  Management fee                                                                                                       42,357
  Transfer agent fee                                                                                                   13,225
 Accrued expenses and other liabilities                                                                               506,559
                                                                                                                 ------------
   Total liabilities                                                                                             $  7,741,037
                                                                                                                 ------------
Net assets                                                                                                       $735,971,382
                                                                                                                 ============
Net assets consist of:
 Paid-in capital                                                                                                 $735,102,561
 Unrealized appreciation on investments and translation of assets and liabilities in foreign currencies            20,610,152
 Accumulated net realized loss on investments and foreign currency transactions                                   (16,510,012)
 Accumulated distributions in excess of net investment income                                                      (3,231,319)
                                                                                                                 ------------
   Total                                                                                                         $735,971,382
                                                                                                                 ============
Shares of beneficial interest outstanding                                                                          69,654,939
                                                                                                                 ============
Net asset value per share (net assets / shares of beneficial interest outstanding)                                  $10.57
                                                                                                                    ======

                      See notes to financial statements

Statement of Operations - Year Ended November 30, 1996

Net investment income:
 Interest income                                                                 $62,635,800
                                                                                 -----------

Expenses -
 Management fee                                                                  $ 5,286,368
 Trustees' compensation                                                              147,769
 Investor communication fee                                                          601,551
 Custodian fee                                                                       424,534
 Transfer and dividend disbursing agent fee                                          163,916
 Postage                                                                              78,385
 Printing                                                                             59,315
 Auditing fees                                                                        58,820
 Legal fees                                                                           13,701
 Miscellaneous                                                                       269,561
                                                                                 -----------
  Total expenses                                                                 $ 7,103,920
 Fees paid indirectly                                                                (68,073)
                                                                                 -----------
  Net expenses                                                                   $ 7,035,847
                                                                                 -----------
   Net investment income                                                         $55,599,953
                                                                                 -----------

Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) -
  Investment transactions                                                        $ 9,231,351
  Written option transactions                                                        264,875
  Foreign currency transactions                                                   (2,973,896)
  Futures contracts                                                                 (774,503)
  Swaps                                                                              860,295
                                                                                 -----------
   Net realized gain on investments and foreign currency transactions            $ 6,608,122
                                                                                 -----------

 Change in unrealized appreciation (depreciation) -
  Investments                                                                    $ 2,846,899
  Written option                                                                    (188,302)
  Translation of assets and liabilities in foreign currencies                     (5,549,760)
  Futures contracts                                                                 (256,555)
  Interest rate swap agreements                                                      802,321
                                                                                 -----------
   Net unrealized loss on investments                                            $(2,345,397)
                                                                                 -----------
    Net realized and unrealized gain on investments and foreign currency         $ 4,262,725
                                                                                 -----------
     Increase in net assets from operations                                      $59,862,678
                                                                                 ===========

                        See notes to financial statements

Statement of Changes in Net Assets

                                                                                              Year Ended November 30,
                                                                                           -----------------------------
                                                                                               1996             1995
                                                                                           ------------     ------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                                                     $ 55,599,953     $ 61,734,301
 Net realized gain on investments and foreign currency transactions                           6,608,122        2,846,273
 Net unrealized gain (loss) on investments and foreign currency translation                  (2,345,397)      57,431,307
                                                                                           ------------     ------------
  Increase in net assets from operations                                                   $ 59,862,678     $122,011,881
                                                                                           ------------     ------------
Distributions declared to shareholders -
 From net investment income                                                                $(60,602,341)    $(59,963,107)
                                                                                           ------------     ------------
   Total distributions declared to shareholders                                            $(60,602,341)    $(59,963,107)
                                                                                           ------------     ------------
Trust share (principal) transactions -
 Net asset value of shares reacquired from shareholders                                    $(49,544,782)    $(80,182,474)
                                                                                           ------------     ------------
   Decrease in net assets from Trust share transactions                                    $(49,544,782)    $(80,182,474)
                                                                                           ------------     ------------
    Total decrease in net assets                                                           $(50,284,445)    $(18,133,700)
Net assets:
 At beginning of period                                                                     786,255,827      804,389,527
                                                                                           ------------     ------------
 At end of period (including accumulated undistributed net investment income
   (accumulated distributions in excess of net investment income) of ($3,231,319) and
   $2,855,012, respectively)                                                               $735,971,382     $786,255,827
                                                                                           ============     ============

                        See notes to financial statements

Financial Highlights

                                                                       Year Ended November 30,
                                                        -------------------------------------------------------
Per share data (for a
share outstanding
throughout each period):                                  1996       1995        1994        1993        1992
                                                        --------   --------    --------    --------    --------
Net asset value - beginning of period                   $  10.50   $   9.60    $  10.68    $  10.23    $  10.59
                                                        --------   --------    --------    --------    --------
Income from investment operations# -

Net investment income                                   $   0.76   $   0.79    $   0.76    $   0.85    $   0.95
 Net realized and unrealized gain (loss) on
   investments and foreign currency transactions            0.14       0.88       (1.07)       0.55       (0.15)
                                                        --------   --------    --------    --------    --------
 Total from investment operations                       $   0.90   $   1.67    $  (0.31)   $   1.40    $   0.80
                                                        --------   --------    --------    --------    --------
Less distributions declared to shareholders -
 From net investment income                             $  (0.83)  $  (0.77)   $  (0.35)   $  (0.72)   $  (0.90)
 From net realized gain on investments and foreign
   currency transactions                                   --         --          (0.03)      (0.23)      (0.15)
 From paid-in capital                                      --         --          (0.39)      --          (0.11)
                                                        --------   --------    --------    --------    --------
  Total distributions declared to shareholders          $  (0.83)  $  (0.77)   $  (0.77)   $  (0.95)   $  (1.16)
                                                        --------   --------    --------    --------    --------
Net asset value - end of period                         $  10.57   $  10.50    $   9.60    $  10.68    $  10.23
                                                        ========   ========    ========    ========    ========
Per share market value - end of period                  $  9.625   $  9.125    $  8.719    $  9.625    $  9.875
                                                        ========   ========    ========    ========    ========
Total return                                               15.09%     13.84%      (1.35)%      6.92%       1.39%
Ratios (to average net assets)/Supplemental data:
 Expenses##                                                 0.93%      0.92%       0.86%       0.90%       0.98%
 Net investment income                                      7.38%      7.84%       7.50%       8.04%       9.27%
Portfolio turnover                                           146%       183%        153%        397%        198%
Net assets at end of period (000 omitted)               $735,971   $786,256    $804,390    $919,480    $898,756

 # Per share data for the periods subsequent to November 30, 1993 is based on average shares outstanding.
## For fiscal years ending after September 1, 1995, the Trust's expenses are calculated without reduction for fees paid indirectly.

                        See notes to financial statements

Financial Highlights

                                                                     Year Ended November 30,
                                                                ---------------------------------
Per share data (for a
share outstanding
throughout each period):                                          1991        1990        1989*
                                                                --------    --------     --------
Net asset value - beginning of period                           $   9.93    $  11.00     $  11.16
                                                                --------    --------     --------
Income from investment operations -
 Net investment incomeS.                                        $   1.06    $   1.17     $   0.43
 Net realized and unrealized gain (loss) on
   investments and foreign currency transactions                    1.10       (0.73)       (0.21)
                                                                --------    --------     --------
 Total from investment operations                               $   2.16    $   0.44     $   0.22
                                                                --------    --------     --------
Less distributions declared to shareholders -
 From net investment income                                     $  (1.06)   $  (1.22)    $  (0.38)
 From net realized gain on investments and foreign currency
   transactions                                                       --       (0.07)          --
 From paid-in capital                                              (0.44)      (0.22)          --
                                                                --------    --------     --------
  Total distributions declared to shareholders                  $  (1.50)   $  (1.51)    $  (0.38)
                                                                --------    --------     --------
Net asset value - end of period                                 $  10.59    $   9.93     $  11.00
                                                                ========    ========     ========
Per share market value - end of period                          $ 10.875    $  9.125     $ 11.000
                                                                ========    ========     ========
Total return                                                       37.96%      (3.32)%     (14.15)%+
Ratios (to average net assets)/Supplemental dataS.:
 Expenses                                                           1.02%       1.08%        0.74%+
 Net investment income                                             10.34%      11.32%       11.32%+
Portfolio turnover                                                   416%        184%         480%
Net assets at end of period (000 omitted)                       $923,287    $864,254     $977,875

* For the period from the commencement of investment operations, July 20, 1989 to November 30,
  1989.
+ Annualized.
  S. The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Trust, the net investment income per share and the ratios would have been:
  Net investment income                                            --       $   1.17     $   0.42
  Ratios (to average net assets):
   Expenses                                                        --           1.10%        1.02%+
   Net investment income                                           --          11.30%       11.04%+

                        See notes to financial statements

Notes to Financial Statements

(1) Business and Organization

MFS Charter Income Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar-denominated short- term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Trust may enter into repurchase agreements with institutions that the Trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Trust requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Trust to obtain those securities in the event of a default under the repurchase agreement. The Trust monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Trust under each such repurchase agreement. The Trust, along with other affiliated entities of Massachusetts Financial Service Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Trust may write covered call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Trust. The Trust as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Trust's management on the direction of interest rates.

Futures Contracts - The Trust may enter into futures contracts for the delayed delivery of securities, currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Trust is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Trust each day, depending on the daily fluctuations in value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Trust. The Trust's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Should interest or exchange rates or securities prices move unexpectedly, the Trust may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Trust will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Trust may enter into contracts with the intent of changing the relative exposure of the Trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Swap Agreements - The Trust may enter into swap agreements. A swap is an exchange of cash payments between the Trust and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Trust uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Trust may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Trust may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Trust uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds, whereby interest income on PIK bonds is recorded ratably by the Trust at a constant yield to maturity. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as an addition to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are reported as operating expenses.

Fees Paid Indirectly - The Trust's custodian bank calculates its fee based on the Trust's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of expenses on the Statement of Operations. Dividend income is recorded on the ex-dividend date for dividends received in cash.

Tax Matters and Distributions - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Trust files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Trust's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended November 30, 1996, accumulated distributions in excess of net investment income was decreased by $1,083,943, accumulated net realized loss on investments and foreign currency was increased by $2,934,874, and paid-in capital was decreased by $1,850,931, due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

At November 30, 1996, the Trust, for federal income tax purposes, had a capital loss carryforward of $16,351,930, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on November 30, 2002 ($10,901,634) and November 30, 2003 ($5,450,296).

(3) Transactions with Affiliates

Investment Adviser - The Trust has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.32% of average daily net assets and 4.57% of investment income.

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain of the officers and Trustees of the Trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $30,270 for the year ended November 30, 1996.

Transfer Agent - MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee and a dividend services fee and will reimburse MFSC for reasonable out-of-pocket expenses. The account maintenance fee is computed as follows:

Total Number of Accounts     Annual Account Fee
-----------------------------------------------
Less than 75,000                          $9.00
75,000 and over                           $8.00

The dividend services fee is $0.75 per dividend reinvestment and $0.75 per cash infusion.

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    Purchases         Sales
-------------------------------------------------------------------------------
U.S. government securities                        $281,072,643     $291,662,301
                                                  ============     ============
Investments (non-U.S. government securities)      $729,935,861     $778,812,069
                                                  ============     ============

The cost and unrealized appreciation or depreciation in value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:

Aggregate cost                        $703,908,887
                                      ============
Gross unrealized appreciation         $ 28,227,252
Gross unrealized depreciation           (6,585,870)
                                      ------------
 Net unrealized appreciation          $ 21,641,382
                                      ============

(5) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Trust shares were as follows:

                                       Year Ended                      Year Ended
                                    November 30, 1996               November 30, 1995
                                ------------------------------------------------------------
                                Shares           Amount          Shares          Amount
--------------------------------------------------------------------------------------------
Treasury shares acquired      (5,222,300)     $(49,544,782)    (8,908,300)    $(80,182,474)
                              ----------      ------------     ----------     ------------
 Net decrease                 (5,222,300)     $(49,544,782)    (8,908,300)    $(80,182,474)
                              ==========      ============     ==========     ============

In accordance with the provisions of the Trust's prospectus, 5,222,300 shares of beneficial interest were purchased by the Trust during the year ended November 30, 1996 at an average price per share of $10.25 and a weighted average discount of 7.47% per share. The Trust repurchased 8,908,300 shares of beneficial interest during the year ended November 30, 1995 at an average price per share of $9.00 and a weighted average discount of 9.82% per share.

(6) Quarterly Financial Information
(Unaudited)

                                                                             Net Realized and       Net Increase (Decrease)
                                                           Net            Unrealized Gain (Loss)    in Net Assets Resulting
Quarterly Period Ended      Investment Income       Investment Income         on Investments            from Operations
----------------------     ------------------------------------------------------------------------------------------------
                                           Per                    Per                       Per                       Per
Fiscal 1996                  Amount       Share      Amount      Share       Amount        Share        Amount       Share
-----------                ------------------------------------------------------------------------------------------------
February 29                $15,564,900    $0.21   $13,742,420    $0.18    $ (7,664,018)   $(0.10)    $  6,078,402    $0.08
May 31                      15,903,936     0.21    14,151,263     0.19     (14,425,872)    (0.17)        (274,609)    0.02
August 31                   15,721,897     0.22    14,102,486     0.20      25,010,066      0.05       39,112,552     0.25
November 30                 15,445,067     0.22    13,603,784     0.19       1,342,549      0.36       14,946,333     0.55
                           -----------    -----   -----------    -----    ------------    ------     ------------    -----
                           $62,635,800    $0.86   $55,599,953    $0.76    $  4,262,725    $ 0.14     $ 59,862,678    $0.90
                           ===========    =====   ===========    =====    ============    ======     ============    =====

Fiscal 1995
-----------
February 28                $17,644,418    $0.21   $15,926,649    $0.19    $ 20,521,446    $ 0.30     $ 36,448,095    $0.49
May 31                      17,446,967     0.23    15,482,169     0.20      34,562,460      0.48       50,044,629     0.68
August 31                   17,558,133     0.23    15,759,926     0.21      (7,979,553)    (0.08)       7,780,373     0.13
November 30                 16,345,031     0.22    14,565,557     0.19      13,173,227      0.18       27,738,784     0.37
                           -----------    -----   -----------    -----    ------------    ------     ------------    -----
                           $68,994,549    $0.89   $61,734,301    $0.79    $ 60,277,580    $ 0.88     $122,011,881    $1.67
                           ===========    =====   ===========    =====    ============    ======     ============    =====

(7) Line of Credit

The Trust entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Trust shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Trust for the year ended November 30, 1996 was $8,092.

(8) Financial Instruments

The Trust trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and swap agreements. The notional or contractual amounts of these instruments does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at November 30, 1996 is as follows:

Written Option Transactions
---------------------------

                                                            1996 Calls                      1996 Puts
                                                  ------------------------------ ------------------------------
                                                  Principal Amounts              Principal Amounts
                                                     of Contracts                   of Contracts
                                                    (000 Omitted)     Premiums     (000 Omitted)     Premiums
---------------------------------------------------------------------------------------------------------------
Outstanding, beginning of period -
Australian Dollars                                       5,259        $  33,450          11,814      $ 118,129
Deutsche Marks/British Pounds                           30,795          197,650          --              --
Japanese Yen                                              --              --          1,145,000        146,711
Japanese Yen/Deutsche Marks                               --              --          7,116,131        253,689
 Options written -
Australian Dollars                                       6,861           37,184          --              --
Canadian Dollars                                          --              --             12,253         27,425
Deutsche Marks/British Pounds                           36,510          162,318          --              --
Japanese Yen                                              --              --          2,560,000        314,992
 Options terminated in closing transactions -
Australian Dollars                                     (12,120)         (70,634)         (4,966)       (30,347)
Deutsche Marks/British Pounds                          (49,050)        (278,809)         --              --
Japanese Yen                                              --              --         (3,705,000)      (461,703)
Japanese Yen/Deutsche Marks                               --              --         (7,116,131)      (253,689)
 Options expired -
Australian Dollars                                        --              --             (6,848)       (87,782)
Canadian Dollars                                          --              --            (12,253)       (27,425)
Deutsche Marks/British Pounds                          (18,255)         (81,159)         --              --
                                                       -------        ---------      ----------      ---------
Outstanding, end of period                                --          $    --            --          $    --
                                                       =======        =========      ==========      ==========


Forward Foreign Currency Exchange Contracts

                                                                                             Net Unrealized
                                           Contracts to                        Contracts      Appreciation
             Settlement Date              Deliver/Receive  In Exchange for     at Value      (Depreciation)
------------------------------------------------------------------------------------------------------------
Sales           2/20/97             AUD       46,288,014     $ 36,018,665    $ 37,653,448      $(1,634,783)
                2/20/97             CAD       45,734,415       34,232,346      34,090,295          142,051
                2/07/97             CHF          462,409          388,106         356,545           31,561
               12/12/96 -  2/07/97  DEM       31,717,128       21,097,887      20,635,176          462,711
                2/03/97             DKK      284,883,895       49,942,831      48,535,384        1,407,447
               12/12/96             ESP    3,459,662,210       27,241,435      26,653,238          588,197
                2/24/97             GBP       22,802,151       36,985,090      38,258,020       (1,272,930)
                2/24/97             IEP        7,652,000       12,300,973      12,844,747         (543,774)
               12/12/96             ITL   39,265,356,390       25,854,652      25,915,135          (60,483)
                2/03/97             SEK       46,917,806        7,124,952       6,993,381          131,571
                                                             ------------    ------------      -----------
                                                             $251,186,937    $251,935,369      $  (748,432)
                                                             ============    ============      ===========
Purchases       2/20/97             AUD       23,204,582     $ 18,305,724    $ 18,875,999      $   570,275
                2/20/97             CAD       26,043,457       19,597,155      19,412,715         (184,440)
                2/07/97             CHF          462,409          391,077         356,545          (34,532)
               12/12/96 - 02/07/97  DEM       36,644,268       24,188,256      23,840,572         (347,684)
               12/12/96             ESP    2,145,263,329       17,014,219      16,527,109         (487,110)
                2/24/97             GBP        7,256,031       11,908,235      12,174,350          266,115
                2/03/97             SEK       27,826,793        4,210,885       4,147,750          (63,135)
               12/24/96             THB       56,000,000        2,183,023       2,187,976            4,953
                                                             ------------    ------------      -----------
                                                             $ 97,798,574    $ 97,523,016      $  (275,558)
                                                             ============    ============      ===========

Forward foreign currency purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts, excluded from above, amounted to a net payable of $703,571 at November 30, 1996.

At November 30, 1996, the Trust had sufficient cash and/or securities to cover any commitments under these contracts.

Futures Contract
----------------
                                                                    Unrealized
Expiration                             Contracts     Position      Depreciation
-------------------------------------------------------------------------------
5 year U.S. Treasury - December 1996      (70)      (7,588,438)     $(256,555)

At November 30, 1996, the Trust had sufficient cash and/or securities to cover margin requirements on open futures contracts.

Interest Rate Swap

                    Notional           Cash Flows        Cash Flows
                Principal Amount         Paid by        Received by      Unrealized
Expiration         of Contract          the Trust        the Trust      Appreciation
------------------------------------------------------------------------------------
10/22/01       ITL 18,200,000,000   Floating 6M Libor   Fixed 8.055%     $802,321
                                                                         ========

At November 30, 1996, the Trust has segregated sufficient cash and/or securities to cover margin requirements on open interest rate swaps.

(9) Restricted Securities

The Trust may invest not more than 20% of its net assets in securities which are subject to legal or contractual restrictions on resale. At November 30, 1996, the Trust owned the following restricted securities (constituting 0.2% of net assets) which may not be publicly sold without registration under the Securities Act of

1933 (the 1933 Act). The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

                                       Date of
Description                          Acquisition    Share/Par Amount     Cost         Value
----------------------------------------------------------------------------------------------
Atlantic Gulf Communities Corp.         8/2/89               244      $        0   $    1,128
Merrill Lynch Mortgage Investors,
   8.083s, 2023                        6/22/94         1,500,000       1,039,687    1,257,422
                                                                                   ----------
                                                                                   $1,258,550
                                                                                   ==========

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of MFS Charter Income Trust:

We have audited the accompanying statement of assets and liabilities of MFS Charter Income Trust, including the schedule of portfolio investments, as of November 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the four years in the period ended November 30, 1993 and for the period from July 20, 1989 (commencement of operations) to November 30, 1989 were audited by other auditors whose report dated January 19, 1994 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of November 30, 1996, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Charter Income Trust at November 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.


                                              Ernst & Young LLP

Boston, Massachusetts
January 8, 1997

MFS(R) Charter Income Trust

Trustees

A. Keith Brodkin*
Chairman and President

Richard B. Bailey*(2)
Private Investor; Former Chairman and
Director (until 1991), Massachusetts
Financial Services Company;
Director, Cambridge Bancorp;
Director, Cambridge Trust Company

Marshall N. Cohan(1)
Private Investor

Lawrence H. Cohn, M.D.(2)
Chief of Cardiac Surgery,
Brigham and Women's Hospital;
Professor of Surgery,
Harvard Medical School

The Hon. Sir J. David
Gibbons, KBE(2)
Chief Executive Officer,
Edmund Gibbons Ltd.;
Chairman, Bank of N.T.
Butterfield & Son Ltd.

Abby M. O'Neill(2)
Private Investor; Director,
Rockefeller Financial Services, Inc.
(investment advisers)

Walter E. Robb, III(1)
President and Treasurer,
Benchmark Advisors, Inc.
(corporate financial consultants);
President, Benchmark Consulting
Group, Inc. (office services); Trustee,
Landmark Funds (mutual funds)

Arnold D. Scott*
Senior Executive Vice President,
Director and Secretary,
Massachusetts Financial
Services Company

Jeffrey L. Shames*
President and Director,
Massachusetts Financial
Services Company

J. Dale Sherratt(1)
President, Insight Resources, Inc.

Ward Smith(1)
Former Chairman (until 1994),
NACCO Industries;
Director, Sundstrand Corporation


Portfolio Manager
James T. Swanson*

Treasurer
W. Thomas London*

Assistant Treasurer
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Transfer Agent,
Registrar, Dividend
Disbursing Agent
and Plan Agent
MFS Service Center, Inc.
P.O. Box 9024
Boston, MA 02205-9824
1-800-637-2304

Custodian
State Street Bank and
Trust Company

Auditors
Ernst & Young LLP

Investment Adviser
Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116-3741


  * Affiliated with the Investment Adviser
(1) Member of Audit Committee
(2) Member of Portfolio Trading Committee                      MCICE-2-1/97 75M

[MFS LOGO]
INVESTMENT MANAGEMENT

MFS(R) Charter Income Trust

Annual Report
for Year Ended
November 30, 1996